This Supplement is filed pursuant to Rule 497(d) with regard to Government Securities Income Fund Monthly Payment U.S. Treasury Series-26 Defined Asset Funds

The text of the supplement to the Prospectus dated November 13, 1996 is as follows:

		 Supplement dated June 27, 1997
              to Prospectus dated November 13, 1996, of
                Government Securities Income Fund
            Monthly Payment U.S. Treasury Series-26
                   Defined Asset Funds
            _______________________________________________


               Effective immediately, the following replaces the Initial Offering Period Sales Charge Schedule applicable to this Series in Appendix A (the Secondary Market Sales Charge Schedule remains unchanged).



                              Sales Charge
                        (Gross Underwriting Profit)
                       ------------------------------
			As Percent of                    Dealer Concession
		      Offer Side Public   As Percent of  as Percent of Public  Primary Market
Amount Invested                           Net Amount                             Concession to
		       Offering Price     Invested        Offering Price      Introducing Dealers
----------------------- --------------  -------------    -----------------     -------------------

Less than $1,000,000...   1.25%           1.266%            0.813%                 0.900%
$1,000,000 or more.....   1.00            1.010             0.650                  0.720
<TABLE

In addition, the reinvestment option discussed in this Prospectus does not apply.

											 15380-11/96
